UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2003

NEWPORT CORPORATION

(Exact name of registrant as specified in charter)

Nevada	0-1649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 863-3144

Item 7.    Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 29, 2003.

Item 9.    Regulation FD Disclosure.

On January 29, 2003, Newport Corporation, a Nevada corporation (the “Registrant”), announced its financial results for the fourth quarter and full fiscal year ended December 31, 2002, and its business outlook for the first quarter of 2003. The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT CORPORATION

February 3, 2003	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit Number	Description	Page No.

99.1	Press Release dated January 29, 2003.	4

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